                                                                 EXHIBIT 10.1.30





                       AMENDMENT AND WAIVER NO. 4 TO THE
                                CREDIT AGREEMENT


                                    Dated as of December 31, 1998

          AMENDMENT AND WAIVER NO. 4 TO THE CREDIT AGREEMENT among Scovill Holdings Inc., a Delaware corporation (the "Parent"), Scovill Fasteners Inc., a
                                            ------
Delaware corporation (the "Borrower"), PCI Group, Inc., a Delaware corporation
                           --------
("PCI"), Rau Fastener Company, LLC, a Delaware limited liability company
  ---
("Rau"), Scomex, Inc., a Delaware corporation ("Scomex"), the banks, financial
  ---                                           ------
institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the "Banks") and Credit Agricole Indosuez, as
                                      -----
administrative agent and collateral agent (the "Administrative Agent").
                                                --------------------

          PRELIMINARY STATEMENTS:

          (1) The Parent, the Borrower, PCI, Rau, Scomex, the Banks, the Administrative Agent, Swiss Bank Corporation, Stamford Branch, as documentation agent and syndication agent, and SBC Warburg Dillon Read Inc., as advisor and arranger, have entered into a Credit Agreement dated as of November 26, 1997, and amendments thereto dated as of January 9, 1998, February 20, 1998 and September 30, 1998 (such Credit Agreement, as so amended, being the "Credit
                                                                     ------
Agreement").  Capitalized terms not otherwise defined in this Amendment and
---------
Waiver have the same meanings as specified in the Credit Agreement.

          (2) The Borrower has requested that (i) the requirements of Section
10.10 (Funded Indebtedness to Consolidated EBITDA ratio) for the accounting period ending on December 31, 1998 be waived, (ii) the requirements of Section
10.08 (Capital Expenditures) be waived for the fiscal year ended on December 31, 1998, (iii) the Fixed Charge Coverage Ratio and the Funded Indebtedness to Consolidated EBITDA ratio levels set forth in Sections 10.09 and 10.10, respectively, of the Credit Agreement be amended and (iv) the minimum net worth level set forth in Section 10.20 of the Credit Agreement be amended.

          (3) The Required Banks are, on the terms and conditions stated below, willing to grant the request of the Borrower as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                      ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

     (a) The definition of "Applicable Margin" in Section 1.01 is amended in full to read as follows:

     "'Applicable Margin' shall mean a percentage per annum equal to (i) in the
       -----------------
case of Term Loans and Revolving Loans that are maintained as Base Rate Loans, 2.00% and (ii) in the case of Term Loans and Revolving Loans that are maintained as Eurodollar Loans, 3.00%."

     (b) Section 10.09 is amended in full to read as follows:

     "10.09  Fixed Charge Coverage Ratio.  The Borrower shall not permit the
             ---------------------------
Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower, in each case taken as one accounting period, ended on a date set forth below to be less than the ratio set forth opposite such date:


              Fiscal Quarter        |
                  Ended             |       Ratio
         ---------------------------|--------------
                                    |
          March 31, 1998            |       1.1:1.0
         ---------------------------|--------------
          June 30, 1998             |       1.1:1.0
         ---------------------------|--------------
          September 30, 1998        |       1.1:1.0
         ---------------------------|--------------
          December 31, 1998         |       1.1:1.0
         ---------------------------|--------------
          March 31, 1999            |       1.0:1.0
         ---------------------------|--------------
          June 30, 1999             |       1.0:1.0
         ---------------------------|--------------
          September 30, 1999        |       1.0:1.0
         ---------------------------|--------------
          December 31, 1999         |       1.0:1.0
         ---------------------------|--------------
          March 31, 2000            |       1.0:1.0
         ---------------------------|--------------
          June 30, 2000             |       1.0:1.0
         ---------------------------|--------------
          September 30, 2000        |       1.0:1.0
         ---------------------------|--------------
          December 31, 2000         |       1.0:1.0
         ---------------------------|--------------
          March 31, 2001            |       1.1:1.0
         ---------------------------|--------------
          June 30, 2001             |       1.1:1.0
         ---------------------------|--------------
          September 30, 2001        |       1.1:1.0
         ---------------------------|--------------
          December 31, 2001         |       1.1:1.0
         ---------------------------|--------------
          March 31, 2002            |
         ---------------------------|--------------
          and each fiscal quarter   |
          thereafter"               |      1.15:1.0
         ---------------------------|--------------


     (c) Section 10.10 is amended in full to read as follows:

               "10.10  Funded Indebtedness to Consolidated EBITDA.  The
                       ------------------------------------------
         Borrower shall not permit the ratio of Funded Indebtedness (measured as of the applicable date listed below in this Section 10.10) of the Borrower and its Subsidiaries on a consolidated basis to Consolidated EBITDA of the Borrower for any period of four consecutive fiscal quarters of the Borrower, in each case taken as one accounting period, ending on a date set forth below to be greater than the ratio set forth opposite such date below:



              Fiscal Quarter        |
                  Ended             |      Ratio
          --------------------------|--------------
                                    |
          March 31, 1998            |      6.50:1.0
          --------------------------|--------------
          June 30, 1998             |      6.50:1.0
          --------------------------|--------------
          September 30, 1998        |      6.50:1.0
          --------------------------|--------------
          December 31, 1998         |      6.50:1.0
          --------------------------|--------------
          March 31, 1999            |      7.50:1.0
          --------------------------|--------------
          June 30, 1999             |      7.50:1.0
          --------------------------|--------------
          September 30, 1999        |      7.00:1.0
          --------------------------|--------------
          December 31, 1999         |      6.75:1.0
          --------------------------|--------------
          March 31, 2000            |      6.40:1.0
          --------------------------|--------------

          June 30, 2000             |      6.15:1.0
          --------------------------|--------------
          September 30, 2000        |      6.00:1.0
          --------------------------|--------------
          December 31, 2000         |      5.75:1.0
          --------------------------|--------------
          March 31, 2001            |      5.50:1.0
          --------------------------|--------------
          June 30, 2001             |      5.50:1.0
          --------------------------|--------------
          September 30, 2001        |      5.50:1.0
          --------------------------|--------------
          December 31, 2001         |      5.50:1.0
          --------------------------|--------------
          March 31, 2002            |      5.00:1.0
          --------------------------|--------------
          June 30, 2002             |      5.00:1.0
          --------------------------|--------------
          September 30, 2002        |      5.00:1.0
          --------------------------|--------------
          December 31, 2002         |      5.00:1.0
          --------------------------|--------------
          March 31, 2003            |      4.50:1.0
          --------------------------|--------------
          June 30, 2003             |      4.50:1.0
          --------------------------|--------------
          September 30, 2003        |      4.50:1.0"
          and each fiscal quarter   |
          thereafter                |


          (d)  Section 10.20 is amended in full to read as follows:

               "10.20  Minimum Net Worth.  The Borrower shall maintain at all
                       -----------------
          times an excess of consolidated total assets over consolidated total liabilities (excluding any amount otherwise included in consolidated total liabilities as a result of accrued but unpaid scheduled Dividends), in each case, of the Borrower and its Subsidiaries of not less than $20,000,000."

          SECTION 2.  Waivers.  The Required Banks hereby agree to waive the
                      -------
          following:

          (a) The requirements of Section 10.10 of the Credit Agreement solely for the accounting period, consisting of four consecutive fiscal quarters of the Borrower, ending on December 31, 1998.

          (b) The requirements of Section 10.08 of the Credit Agreement solely for the fiscal year ended December 31, 1998.

          SECTION 3.  Conditions of Effectiveness.  This Amendment and Waiver
                      ---------------------------
shall become effective as of the date first above written when, and only when
(i) the Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Borrower, the other Credit Parties and the Required Banks or, as to any of the Banks, advice satisfactory to the Administrative Agent that such Bank has executed this Amendment and Waiver and (ii) the Administrative Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified), and in sufficient copies for each Bank:

          (a) Certified copies of (i) the resolutions of the Board of Directors of (A) each Credit Party approving this Amendment and Waiver and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Waiver.

          (b) A certificate of the Secretary or an Assistant Secretary of each Credit Party certifying the names and true signatures such Credit Party authorized to sign this Amendment and Waiver.

          (c) A certificate signed by a duly authorized officer of the Borrower stating that:

                    (i) The representations and warranties contained in Section 4 are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

                    (ii) No event has occurred and is continuing that constitutes a Default.

          (d) Detailed consolidated financial projections for the fiscal years ending December 31, 1999, December 31, 2000 and December 31, 2001.

This Amendment and Waiver is subject to the provisions of Section 15.10 of the Credit Agreement.

          SECTION 4.  Representations and Warranties of the Credit Parties.
                      ----------------------------------------------------
Each Credit Party represents and warrants as follows:

          (a)   Corporate Status.  Each of the Parent and its Subsidiaries (i)
                ----------------
     is a duly organized and validly existing corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) has the corporate or other power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications, except for failures to be so qualified which, in the aggregate, would not be reasonably likely to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          (b)   Corporate Power and Authority.  Each of the Parent and its
                -----------------------------
     Subsidiaries has the power to execute, deliver and perform the terms and provisions of this Amendment and Waiver and the Credit Agreement as amended by this Amendment and Waiver (collectively, the "Documents") and has taken
                                                      ---------
     all necessary corporate or other action to authorize the execution, delivery and performance by it of each of such Documents. Each of the Parent and its Subsidiaries has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

          (c)   No Violation.  Neither the execution, delivery or performance by
                ------------
     the Parent or any of its Subsidiaries of the Documents to which it is a party, nor compliance by it with the terms and provisions hereof or thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any order, writ, judgment, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default or event of default under, or result in the creation or imposition of (or the obligation to create or impose), any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Parent or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which the Parent or any of its Subsidiaries is a party or by which it or any of its property or assets is bound, or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of the Parent or any of its Subsidiaries.

          (d)   Governmental Approvals.  No order, consent, approval, license,
                ----------------------
     authorization or validation of, or filing, recording or registration with (except as has been obtained or made on or prior to the Initial Borrowing Date and as is in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any such Document.

          (e)   Litigation.  Other than with respect to matters set forth on
                ----------
     Schedule VIII to the Credit Agreement, there are no actions, suits or proceedings pending or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened that (a) would have a material adverse effect on the operations or financial condition of the Parent and the Borrower together with their respective Subsidiaries, taken as a whole, or (b) involves a reasonable possibility of (i) a material adverse effect on (x) the ability of any of the Credit Parties to perform their respective obligations hereunder or under any of the Credit Documents or (y) the rights, remedies and benefits available to the Agents, the Issuing Bank and the Banks hereunder or under any of the Credit Documents, or (c) would be materially inconsistent with the assumptions underlying the forecasts previously provided to the Agents, the Issuing Bank and the Banks.

          (f)   The Security Documents.  (i)  The provisions of the Security
                ----------------------
     Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the respective Credit Parties in the Collateral described therein, and the Collateral Agent, for the benefit of the Secured Creditors, in the case of the Credit Parties, has, a fully perfected first Lien on, and security interest in, all right, title and interest of the respective Credit Parties, in all of the Collateral described therein, subject to no other Liens other than Permitted Liens.

                    (ii) The recordation of the Security Agreement in the United States Patent and Trademark Office, together with filings on Form UCC-1 in all applicable jurisdictions made pursuant to the Security Agreement, is effective, under federal and state law, to perfect the security interest granted to the Collateral Agent in the Trademarks and Patents covered by the Security Agreement and the filing of the Security Agreement with the United States Copyright Office, together with filings on Form UCC-1 made pursuant to the Security Agreement is effective under federal and state law to perfect the security interest granted to the Collateral Agent in the Copyrights covered by the Security Agreement. Each of the Credit Parties party to the Security Agreement has good and merchantable title to all Collateral described therein, free and clear of all Liens except those described above in subsection (i) of this Section 3(f) and in this subsection (ii).

                    (iii) From and after the Initial Borrowing Date, the Mortgages create, as security for the obligations purported to be secured thereby, a valid, enforceable and perfected security interest in and Lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desirable under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens). Each of the Borrower and its Subsidiaries has good and marketable title at the time of the grant thereof and at all times thereafter to all Mortgaged Properties, free and clear of all Liens except those described in the first sentence of this subsection (iii).

          SECTION 5.  Further Actions Subsequent to the Effectiveness of
                      --------------------------------------------------
Amendment and Waiver. The Borrower hereby agrees that at any time and from time
--------------------
to time to the extent that the Required Banks or any of the Agents request in order to fulfill the requirements of any applicable statute, regulation or order of any governmental body, to preserve, protect, enforce or realize upon the security interests granted to the Secured Creditors pursuant to the Security Documents, each Credit Party shall, and shall cause each of its Subsidiaries to, cooperate with and promptly take all actions necessary to assist the Banks, the Issuing Bank and the Agents, including, without limitation, to make, execute, acknowledge, file and/or deliver to the Banks, the Issuing Bank or the Agents, as the case may be, such information, documents, certificates, reports and other assurances or instruments, which the Banks, the Issuing Bank or the Agents, as the case may be, deems appropriate or advisable to comply with such statutes, regulations or orders so as to preserve, protect, enforce or realize upon such security interests granted to the Secured Creditors.

          SECTION 6.  Reference to and Effect on the Credit Documents.  (a)  On
                      -----------------------------------------------
and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver.

          (b) The Credit Agreement, as specifically amended by this Amendment and Waiver, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case as amended by this Amendment and Waiver.

          (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7.  Costs and Expenses.  Each of the Parent and the Borrower
                      ------------------
jointly and severally agree to pay on demand all costs and expenses of the Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section 15.01 of the Credit Agreement.

          SECTION 8.  Execution in Counterparts.  This Amendment and Waiver may
                      -------------------------
be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

          SECTION 9.  Governing Law.  This Amendment and Waiver shall be
                      -------------
governed by, and construed in accordance with, the laws of the State of New
York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    SCOVILL HOLDINGS INC.

                                    /s/  Martin A. Moore
                                         executive vice president
                                         chief financial officer


                                    SCOVILL FASTENERS INC.

                                    /s/  Martin A. Moore
                                         executive vice president
                                         chief financial officer

                                    PCI GROUP, INC.

                                    /s/  Martin A. Moore
                                         Secretary


                                    RAU FASTENER COMPANY, LLC

                                    /s/  Martin A. Moore
                                         Secretary


                                    SCOMEX, INC.

                                    /s/  Martin A. Moore
                                         Secretary

                                    CREDIT AGRICOLE INDOSUEZ
                                    as Administrative Agent and as a Bank

                                    /s/  MICHAEL AROUGHETI
                                         VICE PRESIDENT

                                    /s/  PATRICIA FRANKEL
                                         FIRST VICE PRESIDENT

                                    INDOSUEZ CAPITAL FUNDING IV, L.P.
                                    By: INDOSUEZ CAPITAL, as Portfolio
                                    Advisor

                                    /s/  DAN H. SMITH
                                         MANAGING DIRECTOR

                                    UBS AG, Stamford Branch

                                    /s/  DENISE  M. CLERKIN
                                         ASSOCIATE DIRECTOR
                                         LOAN PORTFOLIO, US

                                    /s/  THOMAS R. SALAZANO
                                         ASSOCIATE DIRECTOR
                                         LOAN PORTFOLIO, US

                                    PILGRIM AMERICA PRIME RATE TRUST
                                    By: PILGRIM AMERICA INVESTMENTS,
                                        INC., as its Investment Manager

                                    /s/  MICHAEL PRINCE, CFA
                                         VICE PRESIDENT

                                    IBJ WHITEHALL BANK & TRUST COMPANY (Formerly known as IBJ Schroder Bank & Trust
                                    Company)

                                    /s/  JEFFREY M. GOODRICH
                                         DIRECTOR


                                    SUMMIT BANK

                                    /s/  NANCY Z. REIMANN
                                         VICE PRESIDENT

                                    FLEET BUSINESS CREDIT CORPORATION

                                    /s/  BRYAN M. CORSINI
                                         SENIOR VICE PRESIDENT